SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): August 5, 2002

                        NORTHWEST AIRLINES CORPORATION
                (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                    0-23642
                           (Commission File Number)

                                  41-1905580
                       (IRS Employer Identification No.)

                 2700 Lone Oak Parkway, Eagan Minnesota 55121
              (Address of Principal Executive Offices) (Zip Code)

                                (612) 726-2111
             (Registrant's Telephone Number, Including Area Code)

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Item 7    Exhibits.

     The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-65588) (the "Registration Statement") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statement, the Preliminary Prospectus Supplement dated July 29, 2002 (filed with the Securities Exchange Commission pursuant to Rule 424(b) (2) on July 29, 2002), and the Prospectus Supplement dated July 29, 2002 (filed with the Securities Exchange Commission pursuant to Rule 424(b) (2) on July 29, 2002), to the Prospectus dated July 20, 2001, related to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 2002-1.

1(a) Underwriting Agreement dated as of July 29, 2002 by and among Northwest Airlines, Inc., Northwest Airlines Corporation, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., ABN Amro Incorporated, Morgan Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc, BNP Paribas Securities Corp., and The Royal Bank Of Scotland plc

4(a) Pass Through Trust Agreement dated as of June 3, 1999 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(1) Pass Through Trust Supplement No. 2002-lG-1 dated as of August 5, 2002 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(2) Pass Through Trust Supplement No. 2002-lG-2 dated as of August 5, 2002 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(3) Pass Through Trust Supplement No. 2002-lC-1 dated as of August 5, 2002 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(4) Pass Through Trust Supplement No. 2002-1C-2 dated as of August 5, 2002 by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(c)(1) Revolving Credit Agreement (2002-1G-1) dated as of August 5, 2002 between State Street Bank and Trust Company, as Borrower, and Westdeutsche Landesbank Girozentrale, as Primary Liquidity Provider


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4(c)(2)   Revolving Credit Agreement (2002-1G-2) dated as of August 5, 2002 between State Street Bank and Trust Company, as Borrower, and Westdeutsche Landesbank Girozentrale, as Primary Liquidity Provider

4(c)(3) Revolving Credit Agreement (2002-1C-1) dated as of August 5, 2002 between State Street Bank and Trust Company, as Borrower, and Westdeutsche Landesbank Girozentrale, as Primary Liquidity Provider

4(c)(4) Revolving Credit Agreement (2000-1C-2) dated as of August 5, 2002 between State Street Bank and Trust Company, as Borrower, and Westdeutsche Landesbank Girozentrale, as Primary Liquidity Provider

4(d) Intercreditor Agreement dated as of August 5, 2002 by and among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Westdeutsche Landesbank Girozentrale, as Primary Liquidity Provider, and State Street Bank and Trust Company, as Subordination Agent.

4(e)(1) Deposit Agreement (Class G-1) dated as of August 5, 2002 between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

4(e)(2) Deposit Agreement (Class G-2) dated as of August 5, 2002 between Wells Fargo Bank Northwest, National Association, as Escrow Agent and Credit Suisse First Boston, New York Branch, as Depositary

4(e)(3) Deposit Agreement (Class C-1) dated as of August 5, 2002 between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

4(e)(4) Deposit Agreement (Class C-2) dated as of August 5, 2002 between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

4(f)(1) Escrow and Paying Agent Agreement (Class G-1) dated as of August 5, 2002 by and among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., ABN Amro Incorporated, Morgan Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc,
          BNP Paribas Securities Corp., The Royal Bank Of Scotland plc, as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(f)(2) Escrow and Paying Agent Agreement (Class G-2) dated as of August 5, 2002 by and among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., ABN Amro Incorporated, Morgan Stanley & Co. Incorporated,


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

          U.S. Bancorp Piper Jaffray Inc, BNP Paribas Securities Corp., The Royal Bank Of Scotland plc, as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(f)(3) Escrow and Paying Agent Agreement (Class C-1) dated as of August 5, 2002 by and among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., ABN Amro Incorporated, Morgan Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc,
          BNP Paribas Securities Corp., The Royal Bank Of Scotland plc, as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(f)(4) Escrow and Paying Agent Agreement (Class C-2) dated as of August 5, 2002 by and among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., ABN Amro Incorporated, Morgan Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc,
          BNP Paribas Securities Corp., The Royal Bank Of Scotland plc, as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(g) Note Purchase Agreement dated as of August 5, 2002 by and among Northwest Airlines, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, State Street Bank and Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and State Street Bank and Trust Company, as Paying Agent

99(a) Form of Participation Agreement [NW __] dated as of [________] by and among Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor, the Owner Participant named therein, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Wells Fargo Bank Northwest, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(b) Form of Lease Agreement [NW __] dated as of [________] between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and Northwest Airlines, Inc., as Lessee

99(c) Form of Trust Indenture and Security Agreement [NW __] dated as of [________] between Wells Fargo Bank Northwest, National
          Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee


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

99(d) Form of Purchase Agreement Assignment [NW __] dated as of [_______] between Northwest Airlines, Inc., as Assignor, and Wells Fargo Bank Northwest, National Association, as Assignee

99(e) Form of Purchase Agreement Assignment [NW __] dated as of [_______] between Northwest Airlines, Inc., as Assignor, and Wells Fargo Bank Northwest, National Association, as Assignee

99(f) Form of Trust Agreement [NW __] dated as of [________] between [________] as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee

99(g) Form of Guarantee [NW __] dated as of [________] from Northwest Airlines Corporation

99(h) Form of Participation Agreement [NW __] dated as of [________] by and among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(i) Form of Participation Agreement [NW __] dated as of [________] by and among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(j) Form of Trust Indenture and Security Agreement [NW __] dated as of [________] between Northwest Airlines, Inc., as Owner, and State Street Bank and Trust Company, as Indenture Trustee

99(k) Form of Trust Indenture and Security Agreement [NW __] dated as of [________] between Northwest Airlines, Inc., as Owner, and State Street Bank and Trust Company, as Indenture Trustee

99(l) Form of Guarantee [NW __] dated as of [________] from Northwest Airlines Corporation

99(m)     Form of Closing Notice

99(n) Form of Trust Agreement dated as of [__________] between Wilmington Trust Company, as Owner Trustee, and Northwest Airlines, Inc., as Beneficiary

99(o) Form of Pass Through Trust Supplement No. 2002-1D dated as of [__________] by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee


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

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     NORTHWEST AIRLINES CORPORATION


Dated: August 30, 2002               By: /s/ Michael L. Miller
                                         --------------------------------
                                     Name:  Michael L. Miller
                                     Title: Vice President, Law and Secretary


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